UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Award of Restricted Stock Units

On December 15, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the award of performance-based restricted stock units under the Company’s 2005 Incentive Plan, as amended and restated effective May 18, 2015, for the named executive officers. Each restricted stock unit represents the right to receive one share of common stock of the Company, subject to adjustment as described below. The performance period for the restricted stock unit awards is the period ending December 31, 2019, and the performance criteria for the awards are diluted earnings per share (“EPS”), total stockholder return (“TSR”), and return on assets (“ROA”), which are each the subject of separate award agreements.

The target restricted stock units awarded to named executive officers are as follows:

Officer	Number of Restricted Stock Units Based on EPS	Number of Restricted Stock Units Based on TSR	Number of Restricted Stock Units Based on ROA
Pin Tai	19,946	10,384	9,973
Dunson K. Cheng	11,635	6,057	5,817
Irwin Wong	7,779	4,050	3,889
Heng W. Chen	6,648	3,461	3,324
Donald S. Chow	4,521	2,353	2,260

The number of target restricted stock units will be increased to the extent that dividends are paid on the Company’s common stock, as if reinvested on the ex-dividend date in additional shares.

(a) Awards Based on EPS. For the awards based on EPS, the Committee used a projected cumulative EPS for the three-year performance period to establish a target EPS. If the actual cumulative EPS for the three-year period equals the target, 100% of the restricted stock units will be earned scaled up to 150% of the units if the actual cumulative EPS is up to 15% or more than the target. If the actual cumulative EPS is less than 100%, but not more than 15% below the target, the number of units earned will be scaled down to 50%. If the actual cumulative EPS is more than 15% below the target, none of the restricted stock units will be earned.

If a Change in Control (as defined) occurs before December 31, 2017, 100% of the target restricted stock units based on EPS will be earned. If it occurs on or after December 31, 2017, and before December 31, 2018, or on or after December 31, 2018, and before December 31, 2019, no restricted stock units or up to 150% of the target restricted stock units will be earned, depending upon the relationship of the EPS to amounts set forth in the award agreements for those periods.

(b) Awards Based on TSR. For the awards based on TSR, the number of earned restricted stock units will be determined by comparing the Company’s TSR from the award date to December 31, 2019, with the TSR of each of the companies in the Comparator Peer Group (as defined). If the Company’s TSR over the performance period is below the 30th percentile when ranked against each of the peer companies, no restricted stock units will be earned. If the ranking is equal to the 30th percentile, 50% of the target restricted stock units will be earned. To the extent that the Company’s TSR is ranked above the 30th percentile up to the 70th percentile or above, the number of earned target restricted stock units will be scaled up to 150% of the target restricted stock units.

If a Change in Control occurs before December 31, 2019, a number of the target restricted stock units based on TSR will be earned as set forth above, but based on the Company’s TSR and the TSR of each of the companies in the Comparator Peer Group through the date of the Change in Control (and, with respect to the Company, taking into account the consideration per share to be paid in the Change in Control transaction).

(c) Awards Based on ROA. For the awards based on ROA, the number of earned restricted stock units will be determined by comparing the Company’s ROA over the period commencing on January 1, 2017 and ending on December 31, 2019, with the ROA of each of the companies in the Comparator Peer Group (as defined). ROA means the applicable company’s (whether the Company or any company in the Comparator Peer Group) average annual consolidated return on average assets over the performance period. If the Company’s over the performance period is below the 30th percentile when ranked against each of the peer companies, no restricted stock units will be earned. If the ranking is equal to the 30th percentile, 50% of the target restricted stock units will be earned. To the extent that the Company’s ROA is ranked above the 30th percentile up to the 70th percentile or above, the number of earned target restricted stock units will be scaled up to 150% of the target restricted stock units.

If a Change in Control occurs before December 31, 2019, a number of the target restricted stock units based on ROA will be earned as set forth above, but based on the Company’s ROA and the ROA of each of the companies in the Comparator Peer Group through the date of the Change in Control.

All the restricted stock units earned pursuant to the respective EPS, TSR, and ROA criterion will be fully vested, and distribution of shares will generally take place on April 1 of the year following the year in which the award became vested, provided the executive officer remains continuously employed by the Company or an affiliate through December 31, 2019.

If the officer dies, incurs a Total and Permanent Disability (as defined) or terminates employment on account of Retirement (as defined) prior to December 31, 2019 (regardless of whether such termination occurs prior to, coincident with, or following a Change in Control), he or she shall continue to be entitled to the earned restricted stock units, but the officer’s benefit will be prorated to reflect the period from the date of the award through December 31, 2019, during which he or she was actually employed. For this purpose, “Retirement” means the termination of employment after December 31, 2018, by reason of having attained age 65, or having attained age 60 and having completed 10 or more consecutive years of employment with the Company or its affiliates.

Following a Change in Control, the earned restricted stock units will remain outstanding subject to the award agreements and vesting requirements. In the event of a Change in Control, unless the restricted stock units are continued or assumed by a public company, the earned restricted stock units will vest and the shares will be distributed. If the units are continued or assumed by a public company, then they shall continue to be contingent on the executive officer’s employment through December 31, 2019, unless the executive officer’s employment is terminated by the Company for any reason other than Cause (as defined), or by the officer for Good Reason (as defined) within two years following the Change in Control. Death, Total and Permanent Disability, and Retirement are not considered a termination of employment for this purpose.

Riders to the award agreements provide for a cancellation of restricted stock unit awards or repayment under certain circumstances. In the event a restatement of financial results of the Company as described in the riders occurs, up to 50% of the aggregate awards under the award agreements for that individual can be forfeited or cancelled, whether or not such units are vested. If a distribution of shares has already occurred, provision is made for the surrender of up to 50% of the total shares received or, if shares have been sold, repayment the proceeds, but in no event more than 50% of the aggregate fair market value of all shares received by the employee pursuant to the award agreements. The riders apply in addition to the requirements of the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Copies of the form of Restricted Stock Unit Agreement (Performance Shares – EPS), Restricted Stock Unit Agreement (Performance Shares – TSR), Restricted Stock Unit Agreement (Performance Shares – ROA), and Restricted Stock Unit Agreement (Clawback Rider) are attached to this Form 8-K, and the foregoing summary of the restricted stock unit awards is qualified by reference to those Agreements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Restricted Stock Unit Agreement (Performance Shares – EPS)
10.2	Form of Restricted Stock Unit Agreement (Performance Shares – TSR)
10.3	Form of Restricted Stock Unit Agreement (Performance Shares – ROA)
10.4	Form of Restricted Stock Unit Agreement (Clawback Rider)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2016

CATHAY GENERAL BANCORP

By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Form of Restricted Stock Unit Agreement (Performance Shares – EPS)
10.2	Form of Restricted Stock Unit Agreement (Performance Shares – TSR)
10.3	Form of Restricted Stock Unit Agreement (Performance Shares – ROA)
10.4	Form of Restricted Stock Unit Agreement (Clawback Rider)